UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2006
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32395 (Commission File Number)	01-0562944 (I.R.S. Employer Identification No.)
600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 293-1000
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 4, 2006, our Board of Directors approved the following changes in compensation to be paid to non-employee directors, effective beginning with the 2006 calendar year.
•	Annual Equity Award
The aggregate value of the annual grant of restricted stock units to non-employee directors was increased by $20,000. The increase in restricted stock units for 2006 will be awarded on November 1, 2006. A description of the restricted stock units is set forth in Item 1.01 of ConocoPhillips’ Current Report on Form 8‑K, dated December 10, 2004, and is incorporated by reference herein.
•	Presiding Director Compensation
The director responsible for setting the agenda for executive sessions of non-management directors and presiding at such meetings will receive an annual retainer of $25,000 per year for such services.
Item 8.01. Other Events.
     On October 5, 2006, we announced that we had entered into an agreement with EnCana Corporation (EnCana) to create two joint ventures with assets in North America. The agreement contemplates two partnerships, one Canadian upstream partnership and one U.S. downstream partnership, with both companies contributing equally valued assets and equity for future capital expenditures.
     The upstream partnership will consist of EnCana’s Foster Creek and Christina Lake projects, both located in northeast Alberta. It is the intention of the parties to make capital investments into these projects in order to increase production from the current rate of 50,000 barrels per day (BPD). The parties plan to transport and sell the production from these projects in the form of bitumen blend at major Alberta trading hubs. ConocoPhillips and EnCana will each own 50 percent of the partnership. EnCana will be the operator and managing partner of the upstream partnership, which will be headquartered in Calgary.
     The downstream partnership will consist of ConocoPhillips’ Wood River and Borger refineries, located in Roxana, Illinois, and Borger, Texas, respectively. The parties expect to make capital investments in the refineries to expand heavy oil processing capacity at these facilities from approximately 60,000 BPD to 550,000 BPD by 2015 and total throughput from the current level of 452,000 BPD to approximately 600,000 BPD over the same time period. ConocoPhillips and EnCana will each own 50 percent of the partnership; however, ConocoPhillips will hold a disproportionate economic interest in Borger for two years: 85 percent in 2007 and 65 percent in 2008. The partnership plans to purchase and transport all feedstocks for the refineries and sell the refined products. ConocoPhillips will be the operator and managing partner of the downstream partnership, which will be headquartered in Houston, Texas.
     Each partnership will have a management committee composed of three ConocoPhillips and three EnCana representatives, with each company holding equal voting rights. The transaction, which is subject to the execution of final definitive agreements and regulatory approval, is expected to close January 2, 2007. Both companies’ boards of directors have approved the transaction.

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR”
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This Item 8.01 includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. You can identify our forward-looking statements by words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions. Forward-looking statements relating to ConocoPhillips’ operations are based on our management’s expectations, estimates and projections about ConocoPhillips and the petroleum industry in general on the date these presentations were given. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements.
Factors that could cause actual results or events to differ materially include, but are not limited to, the ability of the parties to successfully negotiate and execute final definitive agreements, the ability of the parties to obtain necessary regulatory approvals, each party’s ability to successfully operate and finance the proposed joint ventures, crude oil and natural gas prices; refining and marketing margins; potential failure to achieve, and potential delays in achieving expected reserves or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; unsuccessful exploratory drilling activities; lack of exploration success; potential disruption or unexpected technical difficulties in developing new products and manufacturing processes; potential failure of new products to achieve acceptance in the market; unexpected cost increases or technical difficulties in constructing or modifying company manufacturing or refining facilities; unexpected difficulties in manufacturing, transporting or refining synthetic crude oil; international monetary conditions and exchange controls; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; general domestic and international economic and political conditions, as well as changes in tax and other laws applicable to each party’s business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ business generally as set forth in ConocoPhillips’ filings with the Securities and Exchange Commission (SEC), including our Form 10-K for the year ending December 31, 2005, as updated by subsequent periodic reports on Form 10-Q and Form 8-K. ConocoPhillips is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
/s/ Stephen F. Gates
October 6, 2006	Stephen F. Gates
Senior Vice President and General Counsel